Exhibit 3.198

State of Delaware Secretary of State Division of Corporations Delivered 04:51 PM 12/27/2012 FILED 04:35 PM 12/27/2012 SRV 121397338 - 4634558 FILE

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A LIMITED LIABILITY COMPANY TO A

LIMITED PARTNERSHIP PURSUANT TO

SECTION 17-217 OF THE LIMITED PARTNERSHIP ACT

1. The jurisdiction where the Limited Liability Company first formed is Delaware.

2. The jurisdiction immediately prior to filing this Certificate is Delaware.

3. The date the limited liability company was first formed is December 16, 2008.

4. The name of the limited liability company immediately prior to filing this Certificate is HMA Hospitals Holdings, LLC.

5. The name of the Limited Partnership as set forth in the Certificate of Limited Partnership is HMA Hospitals Holdings, LP.

(Signature page follows)

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IN WITNESS WHEREOF, the undersigned has executed this Certificate this December 27, 2012.

By:	/s/ Kathleen K. Holloway
	Name:	Kathleen K. Holloway
	Title:	ASSISTANT SECRETARY

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State of Delaware Secretary of State Division of Corporations Delivered 04:51 PM 12/27/2012 FILED 04:35 PM 12/27/2012 SRV 121397338 - 4634558 FILE

STATE of DELAWARE

CERTIFICATE of LIMITED PARTNERSHIP

The Undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

First: The name of the limited partnership is HMA Hospitals Holdings, LP.

Second: The address of its registered office in the State of Delaware is: Company Trust Center, 1209 Orange Street, in the City of Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Company Trust Company.

Third: The name and mailing address of the sole general partner is as follows: Health Management General Partner, LLC, 5811 Pelican Bay Blvd., Suite 500, Naples, FL 34108.

(signature page follows)

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IN WITNESS WHEREOF, the undersigned has executed this Certificate of limited Partnership as of 27th day of December, 2012, A.D.

HEALTH MANAGEMENT GENERAL PARTNER, LLC GENERAL PARTNER

BY:	/s/ Kathleen K. Holloway
	Name:	Kathleen K. Holloway
	Title:	ASSISTANT SECRETARY

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